EXHIBIT 10.5
DISTRIBUTION AND SUPPLY AGREEMENT
This Distribution and Supply Agreement (this “Agreement”) is entered into as of September 23, 2010 with an effective date as of August 30, 2010 (the “Effective Date”) by and between Biolase Technology, Inc. and its subsidiaries (collectively, “Biolase”) and Henry Schein, Inc. and its subsidiaries (collectively, “HSI”).
WHEREAS, Biolase and HSI are parties to that certain License and Distribution Agreement dated as of August 8, 2006, as amended on April 1, 2007, February 29, 2008, April 7, 2008, December 23, 2008, February 27, 2009, September 10, 2009, January 31, 2010, February 16, 2010, March 9, 2010 and August 13, 2010 (the “Original Agreement”), pursuant to which HSI was an exclusive distributor of Biolase products in the United States and Canada;
WHEREAS, the parties desire to enter into this Agreement, pursuant to which, among other things, (a) Biolase will have the right to sell Products in all territories, except in certain territories where HSI will have the exclusive right to sell Products (as defined below), (b) Biolase will retain distribution rights in territories where it has existing exclusive distribution relationships (referred to herein as the “Biolase Retained Territories”), and HSI shall have no distribution rights in the Biolase Retained Territories, and (c) HSI will have (i) exclusive rights in certain territories specified herein, (ii) non-exclusive rights in North America (as defined below), and (iii) non-exclusive rights in all other territories which are not Biolase Retained Territories, in each case to distribute the Products subject to the terms and conditions set forth herein;
WHEREAS, contemporaneously with the entry into this Agreement, HSI will deliver to Biolase new purchase orders for **** of Products (of which **** will be for **** and **** will be for Products (other than consumables, parts, training or warranties)) and **** for consumable Products, in each case on the terms and conditions set forth herein; and
WHEREAS, in connection with the entry into this Agreement, Biolase and HSI have agreed to amend, restate and supersede the Original Agreement, such that neither party shall have any rights, remedies or obligations thereunder, other than as set forth herein.
NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1. Termination. Subject to Section 4.4, effective as of the Effective Date, the Original Agreement (and all outstanding purchase orders provided thereunder or otherwise) shall hereby, automatically and without any further action by any of the parties, be terminated and be of no further force and effect and no party thereto shall have any rights, remedies or obligations thereunder. It is agreed and understood that the terms of this Agreement shall apply to all Products and services purchased or distributed by HSI prior to the Effective Date.

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Certain confidential information contained in this document, marked with four asterisk, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2. Appointment and Term.
2.1. Subject to the terms and conditions of this Agreement, Biolase hereby appoints HSI as its exclusive distributor, in the territories listed on Schedule 2.1 (collectively, “HSI Exclusive Territories”), of the products listed on Exhibit A and **** (collectively, “Products”) and HSI hereby accepts such appointment. During the Exclusivity Negotiation Period (as defined below), the parties will use their best efforts to agree upon commercially reasonable performance criteria for each HSI Exclusive Territory, to become effective no earlier than the expiration of the Exclusivity Negotiation Period. If the parties are not able to agree to such performance criteria for any HSI Exclusive Territory despite their best effort to do so prior to the expiration of the applicable Exclusivity Negotiation Period, or if HSI does not satisfy such performance criteria in any HSI Exclusive Territory, then such HSI Exclusive Territory will become an HSI Non-Exclusive Territory (as defined below) under this Agreement. “Exclusivity Negotiation Period” means ****.
2.2. Subject to the terms and conditions of this Agreement, Biolase hereby appoints HSI as its non-exclusive distributor of the Products in North America and those other territories that are not (i) Biolase Retained Territories or (ii) HSI Exclusive Territories (collectively, the “HSI Non-Exclusive Territories” and together with the HSI Exclusive Territories, the “HSI Distribution Territory”), and HSI hereby accepts such appointment. Except for North America, HSI’s right to distribute Products in any Non-Exclusive Territory is subject to the right of Biolase to appoint an exclusive distributor in such territory pursuant to Section 2.4(ii) below. “North America” means, collectively, the United States and its territories and possessions, Puerto Rico and Canada. For the avoidance of doubt, the parties acknowledge and agree that Puerto Rico is, as of the date hereof, an HSI Exclusive Territory, and notwithstanding its inclusion in the term North America, will not be an HSI Non-Exclusive Territory unless and until it becomes an HSI Non-Exclusive Territory pursuant to Section 2.1.
2.3. Subsidiaries of HSI may, at the direction of HSI, exercise any of the rights, or assume any of the duties, of HSI hereunder, provided that HSI shall be responsible for the performance of, and the adherence to this Agreement by, any such subsidiaries. In addition, outside of North America, and subject to applicable regulatory requirements, HSI shall have the right to appoint third party sub-distributors, agents or resellers, provided that, HSI shall be responsible to ensure that any such sub-distributors, agents and resellers agree to adhere to the performance requirements and other terms and conditions consistent with this Agreement. Within North America, and subject to applicable regulatory requirements, HSI shall have the right to appoint Authorized Agents (as defined below), subject to written approval from Biolase (which approval shall not be unreasonably withheld, conditioned or delayed), provided that, HSI shall be responsible to ensure that any such Authorized Agents agree to adhere to the performance requirements and other terms and conditions consistent with this Agreement. No Authorized Agent appointed by HSI pursuant to this Section 2.3 shall have the right to sell Products in Biolase Retained Territories. For the purposes of this Agreement, “Authorized Agent” means a third party (including a sub-distributor, agent or reseller) engaged by HSI that satisfies the following criteria: ****. HSI agrees to use its commercially reasonable efforts to enforce its rights and remedies against any Authorized Agent who breaches its obligations under clause (i) above.

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Certain confidential information contained in this document, marked with four asterisk, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.4. The rights granted to HSI in this Section 2 above are subject to the restrictions in the following subsections 2.4(i), 2.4(ii) and 2.4(iii).
(i) HSI shall not have the right to distribute any Products in territories that are, as of the date hereof, the subject of an exclusive distribution agreement between Biolase and any third party distributor entered into prior to the date hereof (any such territory, a “Biolase Retained Territory,” and each such distribution agreement, a “Biolase Retained Territory Distribution Agreement”). A list of each of the Biolase Retained Territory Distribution Agreements, and the Biolase Retained Territories associated therewith, are set forth on Schedule 2.4 hereto. Biolase hereby represents and warrants to HSI that Schedule 2.4 sets forth a true, complete and correct list of all of the Biolase Retained Territory Distribution Agreements to which Biolase is a party. For purposes of clarification, HSI shall not have any right to distribute Products in any of the Biolase Retained Territories; provided, however, that (a) if Biolase does not deliver to HSI, within sixty (60) days of the Effective Date, a written confirmation signed by Biolase and each third party distributor in each of the territories marked on Schedule 2.4 with an asterisk that such distributor is an exclusive distributor within such territory, then each such territory shall automatically become an HSI Non-Exclusive Territory under this Agreement, and (b) if at any time during the Term Biolase grants distribution rights in any Biolase Retained Territory to more than one distributor, then such Biolase Retained Territory shall automatically become an HSI Non-Exclusive Territory under this Agreement, with or without notice to HSI, but Biolase agrees to give prompt written notice to HSI of such event.
(ii) Biolase shall ****. If, after **** (the “Non-Exclusivity Date”), Biolase desires to **** Biolase may ****, subject to the following conditions: ****. If HSI notifies Biolase ****. If HSI does not so notify Biolase ****, then Biolase ****. Upon the occurrence of a ****, the ****shall not apply in ****. Each party agrees that this Section 2.4(ii) and the terms set forth herein are confidential and may not be disclosed by either party. “****” means . “****” means ****. This Section 2.4(ii) shall ****.
(iii) At the request of HSI, Biolase shall promptly deliver to HSI’s outside counsel (as directed by HSI), on a confidential basis, a **** with the terms of this Agreement.

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Certain confidential information contained in this document, marked with four asterisk, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.5. Notwithstanding the foregoing, ****
2.6. The initial term of this Agreement shall be from the date hereof through **** (the “Initial Term”), which shall thereafter automatically renew for successive one year terms (“Renewal Terms”) unless either party gives written notice to the other of its intent not to renew this Agreement **** Initial Term or a Renewal Term, as applicable, or unless otherwise terminated in accordance with this Agreement. Notwithstanding the foregoing, HSI’s distribution rights in all territories other than North America shall terminate on ****. The Initial Term and all Renewal Terms are collectively referred to as the “Term”.
3. Pricing.
3.1. Subject to Section 3.3, Biolase agrees ****. All prices are expressed in U.S. dollars and are exclusive of any sales or excise taxes. Biolase may decrease the prices for the Products at any time and will promptly notify HSI of any price decrease. ****.
3.2. If and when Biolase ****) (the “****”), Biolase shall ****. Biolase shall ****.
3.3. Notwithstanding anything in this Agreement to the contrary, Biolase shall at all times during the Term provide the Products to HSI at ****.
3.4. ****.
(i) If at any time during the Term the **** such ****, provided, however, that (i) the **** shall not **** in the aggregate and (ii) Biolase may **** for any Applicable Quarter by **** in the form of ****.
(ii) ****
(iii) For purposes of this Agreement, (i) “****” shall mean, as to ****. If the parties are not able to agree on ****, Biolase and HSI shall promptly **** and to determine the ****, which determination shall be final and binding on Biolase and HSI.
(iv) **** following the **** of Biolase during the Term (each such ****, the “Applicable ****”), each party shall deliver to the other party a notice containing the **** for such Applicable **** (“****”). If either party objects to **** by delivering written notice of such objection ****, then Biolase and HSI shall use their reasonable, good faith efforts to resolve such dispute ****. If a resolution is reached, such resolution shall be in writing, signed by Biolase and HSI, shall be final and binding on Biolase and HSI, and shall conclusively determine ****. If no resolution can be reached ****, Biolase and HSI shall promptly select an independent accounting firm that has no preexisting relationship with either Biolase or HSI (the “Accounting Firm”) to arbitrate the dispute, to review the **** and to determine the **** in accordance with the terms and conditions of this Agreement (with instructions to such Accounting Firm that the determination shall be made ****), which determination shall be final and binding on Biolase and HSI.

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Certain confidential information contained in this document, marked with four asterisk, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.5. Upon ****, each party shall provide to the other party’s attorney and/or accountants access to such books and records during regular business hours as may reasonably be required to verify ****, provided that any person participating in**** shall (to the extent such person is not otherwise bound to protect the confidentiality of such books and records by applicable codes of conduct or professional responsibility) agree to keep confidential all information disclosed in connection therewith, and provided further that, **** the business of the party providing access. In connection with this Section 3.5, neither party shall be required to **** to the other party’s attorney or accountants.
4. Orders; Shipping and Payment Terms; Prepayments.
4.1. HSI shall order Products from Biolase by submitting a purchase order indicating the desired quantity and delivery location. Biolase shall promptly acknowledge HSI’s purchase orders and inform HSI of scheduled delivery dates, and if applicable, back order status.
4.2. All shipments of Products (including drop shipments directly from Biolase to HSI’s customers) shall be shipped by Biolase, FOB Biolase’s manufacturing facility, with risk of loss and title to the Products (except for warranty claims) to pass to HSI (or HSI’s customers in the case of drop shipments) upon delivery by Biolase to the shipping carrier at its facility.
4.3. Amounts payable under purchase orders shall be due and payable ****. Notwithstanding the foregoing, Biolase may, at its option, require amounts payable under a purchase order to be due and payable ****, in which case the amounts payable under such purchase order shall be subject to a ****. Biolase’s option shall be exercised by delivery of a written notice to HSI on or prior to the date the applicable invoice is issued. All payments shall be made in U.S. dollars. No invoice may be issued prior to Biolase’s shipment of the Products ordered.
4.4. Existing Pre-Paid Advances; New Pre-Paid Advance.
(i) The parties agree that this Agreement (i) amends and restates in its entirety each of (x) the letter agreement dated February 16, 2010 (as amended or otherwise modified prior to the date hereof, the “February Letter”), between the HSI and Biolase, and (y) the letter agreement and March 9, 2010 (as amended or otherwise modified prior to the date hereof, the “March Letter”), between the HSI and Biolase (collectively, the February Letter and the March Letter are referred to as the “Existing Agreements”), and (ii) continues the obligations of Biolase thereunder. The Existing Agreements shall no longer be in effect other than as modified herein. This Agreement does not constitute a novation.

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Certain confidential information contained in this document, marked with four asterisk, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(ii) HSI and Biolase hereby acknowledge and agree that ****.
(iii) Subject to the terms and conditions of this Agreement, HSI agrees to ****.
(iv) If (i) Biolase fails to deliver Products in accordance with this Agreement under the **** Purchase Order on or prior to the delivery date(s) set forth below in Section 4.5 (or ****), and ****, or (ii) any Event of Default (as defined in the Amended and Restated Security Agreement, defined below) occurs, then the outstanding balance under the Total Advances shall be refunded by Biolase to HSI, which payment shall be immediately due and payable to HSI in cash without any action or notice required by HSI.
4.5. Subject to Section 10.1, Biolase agrees to deliver Products as soon as commercially practicable after receipt of a purchase order from HSI, but in no event later than the date set forth on such purchase order. On the date hereof, HSI will deliver purchase orders to Biolase as follows (the “Effective Date Purchase Orders”): (i) ****. The satisfaction and fulfillment of the Effective Date Purchase Orders are subject to the terms and conditions set forth in the Amended and Restated Security Agreement, dated as of the date hereof, between HSI and Biolase (the “Amended and Restated Security Agreement”). ****.
4.6. All Products shall have standard warranties for **** . ****.
5. Product Discontinuance. Biolase agrees to notify HSI **** Biolase intends to discontinue the distribution or sale of any Products, and ****. Notwithstanding its receipt of such notice, HSI may continue to sell such discontinued Products until its inventory is depleted.
6. Purchase Modification. HSI may modify, without charge, any of the **** of Products (other than consumables, parts, training and warranties) to be delivered by Biolase prior to **** under the **** Purchase Order for other Products (other than consumables, parts, training or warranties), by providing Biolase with notice of such modification electronically, by facsimile or by mail on or prior to ****.

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Certain confidential information contained in this document, marked with four asterisk, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7. Support of Products.
7.1. Biolase and its distributors **** will provide HSI and HSI’s existing and future end-user customers (including the ****) (the “Customers”), with such technical support, educational programs, product literature, training, upgrades (including without limitation, software upgrades, and any upgrades or modifications to HSI inventory intended to be sold by HSI in any HSI Distribution Territory which HSI determines is reasonably necessary in order to sell such Product in any such HSI Distribution Territory, including reconfiguring software and adding documentation for such HSI Distribution Territory), replacement parts and Product warranties on the Products, including without limitation, those services set forth on Schedule 7.1 (“Support Services”) as is necessary for HSI and its Customers to effectively market, sell and use, as applicable, the Products. Notwithstanding the foregoing, with respect to its obligation to provide Support Services for the ****, Biolase shall not be required to provide Support Services to any party other than HSI or its Customers. Biolase shall, at HSI’s request, upgrade any Products in HSI’s inventory to make it saleable, and will charge HSI ****; provided that, if ****, then Biolase ****. Such Support Services shall be provided by Biolase to HSI and its Customers ****.
7.2. Biolase shall use ****, any **** which HSI, in its reasonable discretion, **** (“****”). Biolase hereby covenants and agrees that it will **** for **** prior to ****.
7.3. On or prior to ****, HSI will provide Biolase with a preliminary marketing plan prepared in good faith, in such detail and with such assumptions as HSI reasonably believes are necessary for such plan to be meaningful. The parties expressly acknowledge that delivery of such plan does not impose any further or new obligations on, nor grant any further rights to, HSI and the failure by HSI to successfully carry out the marketing plan, or any changes made thereto by HSI, shall not be a breach of this Agreement.
8. Termination.
8.1. A party may terminate this Agreement, effective immediately upon delivery to the other party of written notice to such effect, in any of the following circumstances:
(i) the other party dissolves, ceases doing business, or sells or transfers all or substantially all of its assets;
(ii) the other party (A) makes an assignment for the benefit of its creditors, (B) institutes a proceeding as a debtor under any law relating to insolvency or bankruptcy, (C) fails to have discharged within 45 days any involuntary proceedings brought against it under any insolvency or bankruptcy law, (D) becomes insolvent or (E) generally does not pay its debts as they become due;
(iii) the other party commits theft or embezzlement or obtains funds or property under false pretenses; or
(iv) the other party fails to remedy any breach or default in the performance of the terms of this Agreement (but only if such breach or default is capable of remedy) within **** after its receipt of a written notice of such breach or default; provided, however, that, with respect to any breach or default of ****, such cure period shall be **** (but only if such breach or default is capable of remedy).

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Certain confidential information contained in this document, marked with four asterisk, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.2. Biolase shall honor all orders for Product that HSI placed prior to the effective date of termination or expiration of this Agreement. Termination shall not affect the rights or obligations of either party accrued as of the effective date of such termination or that may arise subsequently with respect to transactions initiated or completed prior to the effective date of such termination. The confidentiality and indemnification provisions of this Agreement shall survive the termination or expiration of this Agreement. In addition, in the event of termination or expiration of this Agreement, HSI shall have the right to sell any remaining Products delivered to HSI.
9. Treatment of Confidential Information; Nondisparage.
9.1. Neither party will use (except to undertake the activities contemplated by this Agreement), publish or otherwise disclose any information related to the other party that is acquired by such party in connection with the performance of this Agreement unless required by law, regulation or legal process. During the Term and for a ****, neither party will disclose, reveal or use any Confidential Information concerning the other party or its respective clients, affiliates or business partners without the prior written consent of the disclosing party; provided, however, that the confidentiality obligations hereunder shall survive indefinitely with respect to, if applicable, customer lists and customer identifying data of HSI. HSI and Biolase each agrees it shall not knowingly utilize any material Confidential Information of the other party to encourage, assist, or induce its employees or any third party to negatively interfere with or impede each party’s respective sales efforts. A violation of this Section 9.1 shall constitute a breach of this Agreement.
9.2. “Confidential Information” means all data and information of any type or form (whether visual, written, oral, electronic, photographic or otherwise) of a proprietary or confidential nature and not generally known to the public that is disclosed (either intentionally or unintentionally) by a party hereto or one of its affiliates or representatives to the other party hereto or one of its affiliates or representatives, regardless of whether such information is marked or indicated as being confidential. Confidential Information includes, but is not limited to, all information of a financial, business, marketing, organizational, legal or technological nature, including patents, copyrights, proprietary software, computer algorithms, trade secrets, inventions and other intellectual property, financial statements and other financial data, customer and supplier lists, marketing plans, sales projections and forecasts, cost information, product designs, engineering and technical data, models, prototypes and other information relating to business practices, current and future acquisitions, research and development, manufacturing, production, operations and the like. Confidential Information also includes information of or relating to third parties that is disclosed by the disclosing party to the receiving party. Confidential Information shall not, however, include any information that, as shown by competent proof, (i) is publicly known or generally available in the public domain prior to the time of disclosure by the disclosing party to the receiving party, (ii) becomes publicly known or generally available in the public domain after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party, (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party as shown by the receiving party’s written records existing immediately prior to the time of such disclosure, (iv) is obtained by the receiving party from a third party that may lawfully disclose such information without breaching any obligation of confidentiality applicable to such third party or (v) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information, as shown by the receiving party’s independent contemporaneous written records.

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Certain confidential information contained in this document, marked with four asterisk, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.3. All Confidential Information provided hereunder will be and remain the property of the disclosing party and, upon termination of this Agreement, will be promptly returned to the disclosing party or destroyed upon the disclosing party’s written request.
9.4. HSI covenants and agrees that HSI and its subsidiaries, Affiliates, agents, and employees (the “HSI Parties”) shall not ****, directly or indirectly, say or do anything disparaging about, or take any action injurious to the business interests or reputation of Biolase or its subsidiaries, Affiliates, agents, and employees (the “Biolase Parties”), including, without limitation, any disparagement of any of their products or services. HSI covenants and agrees that the HSI Parties shall not **** encourage, assist or induce others to say or do anything disparaging about, or take any action injurious to the business interests or reputation of the Biolase Parties, including, without limitation, any disparagement of any of their products or services. Biolase covenants and agrees that the Biolase Parties shall not ****, directly or indirectly, say or do anything disparaging about, or take any action injurious to the business interests or reputation of the HSI Parties, including, without limitation, any disparagement of any of their products or services. Biolase covenants and agrees that the Biolase Parties shall not during the Term encourage, assist or induce others to say or do anything disparaging about, or take any action injurious to the business interests or reputation of the HSI Parties, including, without limitation, any disparagement of any of their products or services.
9.5. During ****, HSI and Biolase each agree to use commercially reasonable best efforts (a) not to solicit for employment, (b) not to hire for employment, and (c) not to engage as an independent contractor or consultant, any employee of the other party who acted in such capacity during the Term of this Agreement and, as to a particular HSI or Biolase employee whose employment is **** (and including any former employees of Biolase as may be agreed to in writing by HSI), **** of such employee’s service with HSI or Biolase, as the case may be. During the Term, Biolase agrees to promptly notify HSI in writing, but in any event, **** the separation of service of any Biolase employee, and HSI’s obligations hereunder shall relate only to those Biolase employees as to whom HSI received such written notice. The notice required from Biolase pursuant to this Section 9.5 shall be delivered **** by e-mail addressed to ****, or such other person(s) as HSI may designate from time to time, shall clearly state that such notice is being delivered pursuant to this Section 9.5 of this Agreement and shall be followed by a confirmation copy sent to HSI within 5 days of such email notification by certified mail to the addresses set forth in Section 12.6.

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Certain confidential information contained in this document, marked with four asterisk, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10. ****.
10.1. Biolase’s obligation to supply Products to third parties shall at all times be subject to the condition that Biolase is able to **** and any **** (collectively, “****”). In the event that Biolase is at any time during the Term **** pursuant to the terms of this Agreement for any reason whatsoever, Biolase shall use its commercially reasonable efforts to **** such **** as soon as such ****; provided, however, that (i) ****.
10.2. Pursuant to the terms and conditions of this Agreement, during the Term, HSI may make available financial services offered or arranged by HSI or its affiliates to HSI prospective purchasers of Products in connection with the sale of Products or otherwise (“HSI Financial Services”). Nothing herein shall be construed as limiting HSI’s or its affiliates’ rights to provide HSI Financial Services for or on behalf of any other person, and nothing herein shall be construed as limiting Biolase’s rights to offer or provide to its customers financial services of any other person.
10.3. ****
11. Prospective Customers.
11.1. If at any time HSI provides Biolase information about a prospective sale by HSI, including in connection with a request for Biolase assistance in connection with prospective sales of Products, Biolase shall not, directly or indirectly, encourage any such prospective customer of HSI to purchase or otherwise acquire any Products from any third party (other than HSI), including, without limitation, directly from Biolase or any of its affiliates, rather than purchasing such Products from HSI.
11.2. Biolase shall not solicit any Customer for the sale of any ****, or sell any **** to any Customer, for **** each of (a) **** and (b) the ****. For purposes of this Section 11.2, “****” means ***** with respect to any Product.
11.3. If at any time Biolase would like to request HSI’s assistance in connection with a prospective sale of Products, Biolase shall ****, or ****, and such request shall clearly state that it is being delivered pursuant to this Section 11.3 of this Agreement. If, and only if, HSI agrees in writing to provide such assistance, then Biolase may provide information about the prospective customer in order to permit HSI to provide such assistance and HSI shall not, directly or indirectly, encourage any such prospective customer of Biolase to purchase or otherwise acquire any Products from any third party (other than Biolase), including, without limitation, directly from HSI or any of its affiliates, rather than purchasing such Products from Biolase. For the purposes of clarification, Biolase shall not provide ****, or ****.

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Certain confidential information contained in this document, marked with four asterisk, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12. Other Matters.
12.1. Representations and Warranties of Biolase. Biolase hereby represents and warrants to HSI that (i) it is the exclusive legal and beneficial owner, free and clear of any liens, encumbrances, or claims of third parties (other than the existing security interests in favor of MidCap Financial, LLC and HSI), of all right, title and interest in and to the Products and all intellectual property rights incorporated therein or used in connection with the manufacture, marketing or sale of such Products (“Intellectual Property Rights”), (ii) it has the right to permit HSI’s, HSI’s affiliates and/or HSI’S customer’s use of the Intellectual Property Rights, (iii) it is the exclusive legal and beneficial owner of the trademarks, service marks, names, and designs owned by Supplier (the “Marks”) and used in connection with the Products, free and clear of any liens, encumbrances, or claims of third parties (other than the existing security interests in favor of MidCap Financial, LLC and HSI), and has the right to license the Marks to HSI as provided in this Agreement, (iv) HSI’s use of the Marks in accordance with this Agreement does not, and is not reasonably likely to, infringe or violate the trademark or trade dress rights of any third party in the HSI Distribution Territory, (v) the Products do not, in whole or in part, infringe upon, violate or misappropriate the rights of any person or entity, including, but not limited to, any patents, copyrights, trademark rights, trade secrets or any other proprietary rights, (vi) except as disclosed in Biolase’s filings with U.S. Securities and Exchange Commission there is no claim, action, litigation, proceeding or investigation before any court or administrative agency pending or threatened against or with respect to the Products, (vii) except as set forth on Schedule 12.1, Biolase has not received any third party cease or desist notification, licensing notice, or patent notification with respect to the Products, (viii) nothing contained in any marketing, advertising or educational materials produced by or for the Biolase in connection with marketing, advertising or educating persons concerning the Products infringes, violates or misappropriates any intellectual property right of any third party (for the sake of clarity, it is specified that this representation and warranty also applies to materials produced by HSI at the direction of the Biolase), and (ix) the distribution by HSI of the Products in the packaging provided by or approved by the Biolase, as contemplated by this Agreement shall not infringe or violate the trademark or trade dress rights of any third party in the HSI Distribution Territory.
12.2. Continuing Guaranty. The parties shall be subject to the terms of the Continuing Guaranty and Indemnification set forth on Exhibit B, which is hereby incorporated herein and made a part hereof. In the event of a conflict between the terms and conditions set forth in this Agreement and the terms and conditions set forth on Exhibit B, the terms and conditions set forth on Exhibit B shall control.

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Certain confidential information contained in this document, marked with four asterisk, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.3. HSI represents and warrants that it is acting on behalf of itself and no other third parties in connection with the negotiation and execution of this Agreement.
12.4. LIMITATION OF LIABILITY. EXCEPT IN CONNECTION WITH A PARTY’S WILFUL MISCONDUCT OR GROSS NEGLIGENCE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOST PROFITS AND LOSS OF GOODWILL, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT (OR ANY DUTY OF COMMON LAW, AND WHETHER OR NOT OCCASIONED BY THE NEGLIGENCE OF A PARTY OR ITS AFFILIATES), REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED THAT NOTHING IN THIS SECTION IS INTENDED TO, OR DOES, LIMIT (A) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY SET FORTH HEREIN OR (B) EITHER PARTY’S RIGHT TO CLAIM DIRECT DAMAGES FROM THE OTHER PARTY.
12.5. For purposes of clarification, subject to warranty claims, HSI does not have any right to return or exchange of any products purchased by it under this Agreement. Upon reasonable request by Biolase, HSI shall provide, addressed to Biolase (or addressed to Biolase’s independent auditors) a written confirmation of the immediately preceding sentence, signed by an appropriate officer of HSI.
12.6. Notices. Except as otherwise provided, all notices given under this Agreement shall be in writing and shall be deemed to have been duly given upon receipt if delivered by hand or facsimile transmission with receipt confirmed, three days after mailing by certified or registered mail, and one day after sending by overnight courier, to the parties’ respective address indicated on the signature page of this Agreement or such other address as a party specifies in writing to the other party. All notices given to HSI under this Agreement shall be sent with a copy to Henry Schein, Inc., 135 Duryea Road, Melville, New York 11747, Attn: General Counsel, Fax (631) 843-5660. All notices given to Biolase under this Agreement shall be sent with a copy to Biolase Technology, Inc., 4 Cromwell, Irvine, California 92618, Attn: General Counsel, Fax (949) 340-7379.
12.7. No Joint Venture. Nothing in this Agreement shall be construed to create, constitute, give effect to or otherwise imply a joint venture, partnership, agency or employment relationship of any kind between the parties.
12.8. Compliance with Government Contracting Requirements. Biolase and HSI will work together in good faith to identify mutually beneficial opportunities (as determined in HSI’s sole discretion) to utilize the services of minority-owned businesses in connection with HSI’s pursuit of federal, state and local government contracts. Biolase shall comply with laws, regulations and orders related to government contracting, including without limitation with respect to minority owned and disadvantaged businesses (including pursuant to 48 CFR Sections 52.219-8 and 52.219-9), and equal employment opportunity and affirmative action. Biolase and any Biolase representative performing this Agreement have not been debarred, suspended or excluded, and are not subject to any proposed debarment, suspension or exclusion, from participation in the Medicare or Medicaid programs or any other government program, and have not been convicted of, or have charges pending regarding, any offenses which may lead to such debarment, suspension or exclusion. Biolase shall promptly inform HSI if it becomes aware that the provisions of this paragraph become inaccurate in a material way during the term.

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12.9. Trademarks. Biolase grants to HSI the limited right to use Biolase’s trademarks relating to the Products in connection with the marketing of the Products during the Term and for a period of during any such period thereafter in which HSI has rights to sell Products.
12.10. Assignment. This Agreement may not be assigned by either party without the other party’s prior written consent.
12.11. Governing Law. This Agreement shall be governed by the laws of the State of New York, without reference to conflict of laws principles; provided, however, that the Federal Arbitration Act of the United States shall govern issues as to arbitrability. Except as otherwise provided herein, if a dispute arises in connection with or relating to this Agreement and the parties are unable to resolve it **** through direct negotiations, the dispute shall be referred to final and binding arbitration to be held in Chicago, Illinois, U.S.A. in accordance with the rules of the American Arbitration Association then in effect, by a panel of three arbitrators, with one arbitrator to be selected by each party and the third to be chosen by the two arbitrators selected by the parties; provided, however, if Biolase becomes a debtor in a bankruptcy or similar insolvency proceeding, the judge presiding over such proceeding shall have discretion to hear and determine all disputes arising under this Agreement. The arbitrators shall make the final determination as to any discovery disputes between the parties and may impose sanctions in their discretion to enforce compliance with discovery obligations. The award of the arbitrator(s) shall be final and binding upon the parties hereto and may be enforced by any court of competent jurisdiction. Each party shall bear their own attorneys’ fees, costs and necessary disbursements incurred in connection with said arbitration; provided, however, the successful party prevailing in any such arbitration shall be entitled to recover from the unsuccessful party the successfully party’s share of the costs and charges of the arbitrators. Notwithstanding the provisions of this Section, the parties may, in addition to any other remedies available to it under this Agreement, bring an action in any court of competent jurisdiction for injunctive relief pending the settlement or arbitration of the dispute and may have entered an appropriate temporary restraining order or preliminary injunction without being required to post bond or other security or to offer proof of monetary damages. The inclusion of this provision shall not be construed to deny appropriate equitable relief in arbitration in any other situation in which the circumstances justify such relief.

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12.12. Remedies. Due to the fact that the disclosing party could not be adequately compensated by money damages in the event of the receiving party’s breach of any of the confidentiality provisions of this Agreement, the disclosing party shall be entitled, in addition to any other right or available remedy, to an injunction or other equitable relief restraining such breach or any threatened breach.
12.13. Entire Agreement; Amendments. This Agreement, including the exhibits attached hereto, each of which is incorporated herein by reference in its entirety, constitutes the entire agreement between Biolase and HSI. All prior or contemporaneous agreements, proposals, understandings and communications between or involving Biolase and HSI, whether oral or written, including without limitation, the Original Agreement, are superseded by this Agreement. The terms contained in this Agreement shall supersede any conflicting terms contained in any purchase order, invoice or other document used or submitted by either party in connection with the purchase of Products covered by this Agreement. This Agreement may not be amended, nor any obligation waived, except by a writing signed by both parties.
12.14. No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.
12.15. Severability. If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining unaffected terms, shall remain in full force and effect as if such invalid or unenforceable term had never been included.
12.16. No Publicity. Neither party shall originate any publicity, press releases or other public announcement relating to any relationship between the parties, this Agreement or the performance hereof without the other party’s prior written consent; provided, however, that either party may, without such consent, make any press release or other public announcement as required by law.
12.17. Section Headings. The headings contained in this Agreement are for convenience of reference only and are not intended to have any substantive significance in interpreting this Agreement.
12.18. Facsimile; Counterparts. This Agreement may be executed by facsimile signature and in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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Signatures on next page

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective duly authorized representatives.

Henry Schein, Inc.		Biolase Technology, Inc.

By:	/s/ Mark E. Mlotek	By:	/s/ Federico Pignatelli

	Name: Mark E. Mlotek		Name: Federico Pignatelli
	Title: Executive Vice President		Title: Chairman and interim CEO

Address for Notices:		Address for Notices:

	135 Duryea Road		4 Cromwell
	Melville, New York 11747		Irvine, California 92618
	Fax: (631) 843-5660		Fax: (949) 340-7379
	Attn: General Counsel		Attn: General Counsel

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EXHIBIT A
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EXHIBIT B
CONTINUING GUARANTY AND INDEMNIFICATION
Biolase Technology, Inc. on behalf of itself and its affiliates (collectively referred to as “BIOLASE”) hereby guarantees that each article constituting or being part of any shipment or delivery now or hereafter made to Henry Schein, Inc. or any affiliate thereof (collectively, the “PRODUCTS”) (collectively, “HSI”) will: (i) at the time of each shipment or delivery be in compliance with all applicable federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code, order, requirement or rule of law (including common law) (hereinafter referred to as “Legal Requirements”), in each region in which HSI will distribute the Products; and (ii) not be adulterated or misbranded within the meaning of the U.S Federal Food, Drug and Cosmetic Act (the “Act”), or within the meaning of any Legal Requirements, nor will any PRODUCT be an article which may not, under the provisions of Sections 405, 505 or 512 of the Act, be introduced into interstate commerce. BIOLASE hereby guarantees that it has proper legal title to the PRODUCTS and that the PRODUCTS are merchantable and fit for their intended purpose.
BIOLASE, at its own expense, shall defend, indemnify and hold HSI harmless for and against any and all liabilities, losses, damages (including, actual, punitive, enhanced and exemplary damages), claims (including product liability claims), costs and expenses (including defense costs and reasonable attorneys’ fees and expenses), interest, awards, judgments and penalties (including reasonable attorneys’ fees and expenses) suffered or incurred by HSI arising or resulting from:
i.
any claim of trademark, trade dress, trade secret, copyright, patent or other intellectual property infringement or misappropriation, including any claim for willful infringement against HSI, arising out of HSI’s distribution of the PRODUCTS (except where HSI has supplied the trademark which is the basis for the claim);

ii.
any claim for false advertising, unfair competition, and/or Lanham Act violation arising out of HSI’s distribution of the PRODUCTS (except where HSI has supplied the materials which are the basis for the claim);

iii.	any alleged or actual use or misuse of the PRODUCTS (other than by HSI);
iv.	any breach by BIOLASE of any obligation to HSI, including those contained in related agreements in respect of distribution, if any;
v.
any negligent or willful action or omission of BIOLASE or any of its agents, employees, representatives, successors or assigns in connection with the manufacture, development, sale, distribution, storage or dispensing of the PRODUCTS (except to the extent HSI has made any material modifications to any PRODUCTS in violation of any applicable warranty); or

vi.	any action for the recall or seizure of the PRODUCTS.

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In the event that any claim concerning the PRODUCTS is threatened or brought against HSI, HSI shall have the right to select counsel to defend against such claim with all reasonable attorneys’ fees and expenses to be borne and paid by BIOLASE, provided that (i) HSI shall identify the counsel it intends to use to defend against such claim within a reasonable time, (ii) counsel selected by HSI is experienced in the relevant area of law (e.g., trademark, copyright, patent etc.) relating to the claim at issue, and (iii) the attorneys’ fees for which Biolase is responsible for are those rates normally charged for similar work by attorneys of like skill in the area (for example, as set forth in the most recent Economic Survey of the American Intellectual Property Law Association). Nothing herein shall affect Biolase’s obligation to indemnify and hold harmless HSI as set forth above.
In the event that any claim is threatened or brought against the PRODUCTS, Biolase shall promptly notify HSI of such claim(s) in writing. Biolase shall consult with HSI to the fullest extent possible in the defense of the claim(s) and shall not take any substantive action in defense of the claim without HSI’s approval.
BIOLASE agrees to maintain comprehensive “occurrence” general liability insurance, including “occurrence” product liability, contractual liability insurance and advertising injury coverage, with minimum limits of liability of **** and to deliver to HSI a certificate thereof with HSI named as an additional insured thereon. Such insurance must insure against all products contemplated under this Agreement. Insurance coverage must be procured from an insurance company bearing an AM Best Rating of no less than **** or a S&P Rating of no less than ****.
BIOLASE will provide notice to HSI of any regulatory action related to its operations and BIOLASE shall be responsible, if required by Legal Requirements, for notifying the appropriate federal, state and local authorities of any customer complaints or other occurrences regarding the PRODUCTS, evaluating all complaints and responding to HSI in writing on the resolution of any complaints from HSI for its customers.
If BIOLASE private labels any PRODUCT for HSI, BIOLASE agrees: (a) to make no changes in the PRODUCT, labeling or packaging of the PRODUCT without HSI’s prior written approval; and (b) to allow representatives of HSI to enter and inspect BIOLASE’S facilities during normal business hours and, upon reasonable request, to supply HSI with proper documentation for HSI to determine BIOLASE’s adherence to quality assurance and regulatory compliance standards.

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This Agreement shall be continuing and shall be binding upon BIOLASE and his or its successors and assigns and shall inure to the benefit of HSI, its successors and assigns and to the benefit of its officers, directors, agents and employees. This Agreement shall supersede any and all prior agreements or understandings between HSI and BIOLASE regarding the subject matter hereof. Neither party shall provide any compensation or other benefit to employees of the other party without the prior written consent of such other party, and each party agrees to promptly disclose to the other party any financial relationships between itself and any employee of the other party which may give rise to a conflict of interest between such employee and such other party and neither party shall represent to any customer or potential customer that they are providing any such compensation or other benefit, unless the parties otherwise agree in writing. No right, express or implied, is granted to BIOLASE hereunder to use in any manner any name, trade name, trademark or service mark of HSI. This Agreement contains proprietary information and may not be disclosed without prior written approval from HSI. Any amendments or modifications to this Agreement must be in writing and executed by authorized representatives of both parties. This Agreement shall be governed by the laws of the State of New York. This Agreement shall cover all PRODUCTS and shall survive the termination of any distribution agreement or arrangement between BIOLASE and HSI.

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Certain confidential information contained in this document, marked with four asterisk, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.